EXHIBIT 10.21


                 AMENDMENT TO 1994 REGISTRATION RIGHTS AGREEMENT



         This Amendment dated as of July 26, 1996 and is an Amendment to the 1994 Registration Rights Agreement dated as of February 10, 1994 ("1994 Registration Rights Agreement"), is made by and between Roadhouse Grill, Inc., a Florida corporation (together with its successors, the "Company"), and Berjaya Group (Cayman) Limited "Berjaya").

                                    RECITALS:

         A. On February 10, 1994, the Company entered into the 1994 Registration Rights Agreement that permitted, in certain instances, the registration of shares owned by the Purchasers under the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         B. Berjaya currently owns 13,727,157 shares of the Company's common stock ("Common Stock") that has been issued by the Company or purchased from various of the Company's shareholders.

         C. The Company wishes to provide Berjaya with the rights described in the 1994 Registration Rights Agreement for the Common Stock.

         NOW THEREFORE, the parties agree as follows:

         1. Paragraph 1 of the 1994 Registration Rights Agreement is hereby amended by adding the following:

            (m) "Common Shares" shall mean the shares of Common Stock owned by Berjaya.

         2. The 1994 Registration Rights Agreement is amended so that each reference to Series A Preferred Shares shall also include Common Shares.

         3. The 1994 Registration Rights Agreement is amended so that each reference to Series A Shares shall also include Common Shares.

         4. In all other respects, the 1994 Registration Rights Agreement remains unchanged and in full force and effect.

         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Company and Berjaya have executed this
Amendment as of the date first above written.


                                               ROADHOUSE GRILL, INC.


                                               By:    /s/ J. DAVID TOOLE, III
                                                      -------------------------
                                               Title:  PRESIDENT
                                                      -------------------------


                                               BERJAYA GROUP (CAYMAN) LIMITED


                                               By:   /s/ K.P. TAN
                                                     --------------------------
                                               Title:  GROUP EXECUTIVE DIRECTOR
                                                     --------------------------




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